Tilson Focus Fund - CUSIP Number 886888106                                TILFX
Tilson Dividend Fund - CUSIP Number 886888205                             TILDX


________________________________________________________________________________

                                TILSON FOCUS FUND
                              TILSON DIVIDEND FUND

                              Each a series of the
                             Tilson Investment Trust
________________________________________________________________________________


                                   PROSPECTUS
                                February 28, 2007


This prospectus includes information about the two Tilson Funds - Tilson Focus Fund and Tilson Dividend Fund (each a "Fund" and, collectively, the "Funds"). This prospectus includes information about the Funds that you should know before investing. You should read this prospectus carefully before you invest or send money, and keep it for future reference. For questions or for Shareholder Services, please call 1-888-4TILSON (1-888-484-5766).


                               Investment Advisor
                               ------------------

                            T2 PARTNERS MANAGEMENT LP
                        145 East 57th Street, Suite 1100
                            New York, New York 10022

The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----


THE FUNDS.....................................................................2
---------

   Investment Objectives......................................................2
   Principal Investment Strategies............................................2
        Tilson Focus Fund.....................................................2
        Tilson Dividend Fund..................................................3
   Principal Risks of Investing in the Funds..................................4
   Performance Information....................................................7
        Tilson Focus Fund.....................................................8
        Tilson Dividend Fund..................................................9
   Fees and Expenses of the Funds............................................10
   Other Investment Policies and Risks.......................................12
        Tilson Focus Fund....................................................12
        Tilson Dividend Fund.................................................12
   Disclosure of Portfolio Holdings..........................................13

MANAGEMENT OF THE FUNDS......................................................14
-----------------------

   Investment Advisor........................................................14
   Investment Sub-Advisor....................................................18
   Portfolio Management Team.................................................18
   Board of Trustees.........................................................20
   Administrator.............................................................20
   Transfer Agent............................................................21
   Distributor...............................................................21

INVESTING IN THE FUNDS.......................................................21
----------------------

   Minimum Investment........................................................21
   Purchase and Redemption Price.............................................22
   Buying or Selling Shares Through A Financial Intermediary.................23
   Purchasing Shares.........................................................23
   Redeeming Your Shares.....................................................26
   Frequent Purchases and Redemptions........................................29

OTHER IMPORTANT INVESTMENT INFORMATION.......................................30
--------------------------------------

   Dividends, Distributions, and Taxes.......................................30
   Financial Highlights......................................................31
   Additional Information............................................Back Cover

                                    THE FUNDS
                                    ---------

INVESTMENT OBJECTIVES

The Tilson Focus Fund ("Focus Fund") seeks long-term capital appreciation and the Tilson Dividend Fund ("Dividend Fund") seeks maximum total return through a combination of capital appreciation and current income. Each of the Funds' investment objective may be changed without shareholder approval and each Fund is a non-diversified, open-end fund series of the Tilson Investment Trust ("Trust").



PRINCIPAL INVESTMENT STRATEGIES

         Tilson Focus Fund

In seeking to achieve its investment objective, the Focus Fund invests in common stocks of companies that the Focus Fund's investment advisor, T2 Partners Management LP ("Advisor"), believes are undervalued in the securities markets. The Focus Fund typically invests in common stocks, although it may also invest in other equity securities (e.g., preferred stocks, convertible bonds, convertible preferred stocks, options, and warrants).

To select equity securities for the Focus Fund, the Advisor seeks to identify companies that it understands well and that possess one or more of the following characteristics:

     o    Positive (or projected positive) revenue or profit trends;
     o Healthy balance sheet, characterized by ample cash relative to debt, efficient working capital management, high or increasing liquidity, or other metrics that the Advisor believes indicate the company's ability to withstand unexpected shocks, reinvest in the business, and improve its business prospects and circumstances;
     o    Strong free cash flow generation;
     o    Powerful and sustainable competitive advantages;
     o Management team that: a) operates the business well and has a sound strategy to build it over time; b) allocates capital wisely to enhance shareholder value; and c) has high integrity; or
     o Policies (e.g., compensation structures) that do not significantly dilute shareholders' ownership.

Most importantly, the Advisor seeks to identify companies whose stocks are trading, in the opinion of the Advisor, at a substantial discount -- preferably at least 50% -- to their intrinsic value. In determining discount to intrinsic value, the Advisor considers the following factors:

     o    Substantial   discount  from  a  price  at  which  the  securities  of
          comparable businesses have been sold in arms' length transactions between parties judged to be competent businesspersons;

     o Substantial discount to the value of the business determined by cash flow analysis and qualitative strengths; and/or

     o Substantial discount from asset value based on the total value of the company's individual parts and assets, less the present value of its liabilities.

The Focus Fund typically invests in equity securities of U.S. companies, but may also invest in derivative securities, such as purchasing put and call options and selling (or writing) covered and uncovered call options, purchase below investment-grade debt and securities of foreign issuers, and make short sales. The Focus Fund does not have specific market capitalization targets for its portfolio, so it may invest in stocks of any market capitalization. The Focus Fund generally seeks to purchase securities with a long-term (1-5 year) investment horizon, seeking to achieve long-term capital appreciation as the marketplace realizes the value of these companies over time. As a non-diversified investment company, the Focus Fund has the flexibility to hold a small number of equity securities even when fully invested.

The Focus Fund generally sells securities when the Advisor believes that they are no longer undervalued or when the Advisor believes other opportunities are more attractive.


         Tilson Dividend Fund

In seeking to achieve its objective, the Dividend Fund invests in common stocks of companies that the Advisor and the Dividend Fund's investment sub-advisor, Centaur Capital Partners, L.P. (collectively, "Advisors"), believe are undervalued in the securities markets, but which also offer high dividend yields relative to the yield of the broad market averages such as the S&P 500 Total Return Index ("S&P 500"). The Dividend Fund typically invests in common stocks and other equity securities including real estate investment trusts (REITs), publicly traded master limited partnerships (MLPs), royalty trusts, preferred stocks, convertible bonds, convertible preferred stocks, and warrants. The Advisors also anticipate the moderate and prudent use of covered call option strategies to further the Dividend Fund's goal of current income. In addition, at the discretion of the Advisors, the Dividend Fund may allocate its capital to bonds and short-term instruments. Bonds include all varieties of fixed-income securities including investment-grade and lower-quality debt securities maturing in more than one year. Short-term/money market instruments include all types of short-term and money market instruments.

The Advisors will vary the percentage of the Dividend Fund's assets allocated to each of the above categories based on the Advisors' judgment of attractive investment opportunities as well as market and economic conditions. The Advisors regularly review the Dividend Fund's allocations and make changes to favor investments that they believe will provide the most favorable outlook for achieving the Fund's investment objective.

In selecting stocks for the Dividend Fund, the Advisors use identical criteria as the Focus Fund, but will also seek high dividend yields. Another differentiating feature of the Dividend Fund relative to the Focus Fund is that the Advisors will be more likely to buy a security at a more modest discount to the Advisors' estimate of intrinsic value if the Advisors believe that the security's dividend yield is sufficiently high, secure and/or likely to grow over time. The Advisors expect to generate income from selling covered call options on securities in the Dividend Fund. The use of covered call options in combination with the purchase of equity securities also allows for the inclusion of undervalued, non-dividend paying stocks in the Dividend Fund's portfolio while still satisfying the Dividend Fund's goal of generating investment income. Securities so purchased will be selected based upon the attractiveness and security of the underlying stock as well as the income potential of the covered call options. The Advisors of the Dividend Fund intend to use the above strategies to structure the Dividend Fund's investment portfolio in such a way as to achieve an income yield superior to that of the S&P 500.

In selecting bonds for the Dividend Fund, the Advisors examine the relationships of current yield and risk of investment-grade bonds as compared to available equity securities.


PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Investments in the Funds are subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that either of the Funds will be successful in meeting its investment objective. Generally, the Funds will be subject to the following additional risks:

o Market Risk. Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Funds' performances per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in each Fund's investment portfolio, national and international economic conditions, and general market conditions.

o Management Style Risk. Different types of securities (e.g., growth vs. value; small cap vs. large cap) tend to shift into and out of favor with stock market investors, depending on market and economic conditions. Because the Funds may at times concentrate their investments in certain types of securities, if these types of securities fall out of favor, the Funds' net asset values may be adversely affected.

o Sector Focus Risk. Another area of risk involves the potential focus of the Funds' assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Funds invests more heavily in a particular sector, the value of their shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Funds' share prices may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Funds may invest in more heavily will vary.

o Foreign Securities Risk. To the extent the Funds invest in foreign securities, these securities may involve investment risks different from those associated with domestic securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may also be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid, and economies that are less developed. In addition, the sale of a foreign security may subject the Funds to foreign tax withholding which can reduce the Funds' returns and the value of your shares. See the Funds' SAI for additional information regarding foreign securities risk.

o Non-diversified Fund Risk. The Funds are non-diversified funds. In general, a non-diversified fund may invest a greater percentage of its assets in a particular issue and may own fewer securities than other mutual funds. Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual issue will cause a greater loss for the fund than it would if the fund were required to hold a larger number of securities or smaller positions.

o Portfolio Turnover Risk. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund's portfolio change during a year's time. Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes. The Funds may sell portfolio securities without regard to the length of time they have been held due to securities no longer being undervalued in the opinion of the Advisors and/or in order to take advantage of new investment opportunities or changing market conditions. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Funds. High rates of portfolio turnover could lower performance of the Funds due to increased costs and may also result in the realization of capital gains. If the Funds realize capital gains when they sell its particular portfolio investments, they must generally distribute those gains to shareholders, increasing their taxable distributions. Under normal circumstances, the anticipated portfolio turnover rate for each of the Funds is expected to be less than 100%.

o Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Fund's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, the Fund's income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the Fund's shares may be reduced. The Fund may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Fund. Credit risk is particularly significant to the Fund when investing a portion of its assets in "junk bonds" or lower than investment-grade securities.

o Interest Rate Risk. The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Fund, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of the Fund's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect if the Fund is then holding a significant portion of its assets in fixed income securities with long-term maturities.

     In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but also the yield can drop, particularly where the yield is tied to changes in interest rates, such as adjustable mortgages. Also, when interest rates drop, the holdings of mortgage-backed securities by the Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the amount prepaid by those owners must be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by the Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

o Maturity Risk. Maturity risk is another factor that can affect the value of a Fund's debt holdings. A Fund does not have a limitation policy regarding the length of maturity of its debt holdings. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield, but the greater the price stability.

o Investment-Grade Securities Risk. Debt securities are rated by national bond rating agencies. Securities rated BBB by Standard & Poor's ("S&P") or Fitch, Inc. ("Fitch") or Baa by Moody's or higher are considered investment-grade securities. A Fund may invest in various rated investment-grade securities including securities rated Baa by Moody's or
     BBB by S&P or Fitch. While these rated securities are considered investment-grade, they are somewhat riskier than more highly rated investment-grade obligations (those rated A or better by S&P and Aa or better by Moody's) because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities.

o Junk Bonds or Lower-rated Securities Risk. Debt securities rated below BBB by S&P or Fitch and Baa by Moody's are considered speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These fixed income securities are considered "below investment-grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. These risks can reduce the Fund's share prices and the income it earns.

o Derivative Instruments Risk. Derivative instruments such as futures contracts, option contracts, and options on future contracts are generally investments whose value depends on (or is derived from) the value of the underlying assets, interest rate, or index. Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid. When the Funds sell covered call options, the Funds give up additional appreciation in the stock above the strike price since there is the obligation to sell the stock at the covered call option's strike price.

o Valuation Risks for Non-Exchange Traded Options. The purchase of non-exchange traded put and call options may result in reduced liquidity (and hence value) for the Fund's portfolio investments. This is because the Fund may have a more difficult time securing a willing buyer or seller (as the case may be) for non-exchange traded put and call options.

o Real Estate Securities Risk. To the extent a Fund invests in companies that invest in real estate, such as REITs, that Fund may be subject to risk associated with the real estate market as a whole such as taxation, regulations, and economic and political factors that negatively impact the real estate market.


PERFORMANCE INFORMATION

The following total returns bar charts provide an indication of the risks of investing in the Funds by showing (on a calendar year basis) changes in the Funds' performance from year to year. The Funds' past performance is not necessarily an indication of how the Funds will perform in the future.

The average annual total return tables provide an indication of the risks of investing in the Funds by showing how the Funds' average annual total returns for one year and since inception compare to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. The Funds' past performance (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

Tilson Focus Fund

[Bar Chart Here]

                              Calendar Year Returns

                                  2006 - 25.68%

o During the one-year period shown in the bar chart above, the highest return for a calendar quarter was 10.69% (quarter ended December 31, 2006).
o During the one-year period shown in the bar chart above, the lowest return for a calendar quarter was 1.22% (quarter ended June 30, 2006).
o The calendar year-to-date return of the Tilson Focus Fund as of the most recent calendar quarter was 25.68% (quarter ended December 31, 2006).

------------------------------------------------------ --------- --------------
         Average Annual Total Returns                    Past       Since
         Year Ended December 31, 2006                   1 Year     Inception*
------------------------------------------------------ --------- --------------
Tilson Focus Fund
Before taxes                                             25.68%      15.69%
After taxes on distributions                             25.23%      15.29%
After taxes on distributions and sale of shares          16.77%      13.22%
------------------------------------------------------ --------- --------------
S&P 500 Total Return Index**                             15.80%      11.94%
------------------------------------------------------ --------- --------------

* March 16, 2005 (date of initial public investment of the Tilson Focus Fund) **The S&P 500 Total Return Index is the Standard & Poor's Composite Stock Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower.

Tilson Dividend Fund

[Bar Chart Here]

                              Calendar Year Returns

                                  2006 - 15.75%

o During the one-year period shown in the bar chart above, the highest return for a calendar quarter was 7.62% (quarter ended December 31, 2006).

o During the one-year period shown in the bar chart above, the lowest return for a calendar quarter was (1.04)% (quarter ended June 30, 2006).
o The calendar year-to-date return of the Tilson Dividend Fund as of the most recent calendar quarter was 15.75% (quarter ended December 31, 2006).


------------------------------------------------------ --------- --------------
         Average Annual Total Returns                    Past       Since
         Year Ended December 31, 2006                   1 Year     Inception*
------------------------------------------------------ --------- --------------
Tilson Dividend Fund
Before taxes                                            15.75%      14.35%
After taxes on distributions                            13.16%      12.92%
After taxes on distributions and sale of shares         10.63%      11.56%
------------------------------------------------------ --------- --------------
S&P 500 Total Return Index**                            15.80%      11.94%
------------------------------------------------------ --------- --------------

* March 16, 2005 (date of initial public investment of the Tilson Dividend Fund) ** The S&P 500 Total Return Index is the Standard & Poor's Composite Stock Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower.


FEES AND EXPENSES OF THE FUNDS

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds:

                         Shareholder Fees for the Funds
                    (fees paid directly from your investment)
                    -----------------------------------------

     Maximum Sales Charge (Load) Imposed On Purchases
         (as a percentage of offering price) ..........................None
     Redemption Fee (as a % of amount redeemed)........................2.00%^1

                 Annual Fund Operating Expenses for the Funds^2
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

                                                            Focus       Dividend
                                                            Fund          Fund
                                                            ----          ----
     Management Fees........................................1.95%        1.50%
     Distribution and/or Service (12b-1) Fees...............0.00%        0.00%
     Other Expenses  .......................................1.91%        3.04%
     Acquired Fund Fees and Expenses^3 .....................0.01%        0.01%
                                                            -----        -----
     Total Annual Fund Operating Expenses  .................3.87%^4      4.55%
         Fee Waivers and/or Expense Reimbursements.........(1.46)%      (2.59)%
                                                            -----        -----
         Net Expenses...................................... 2.41%^4      1.96%
                                                            =====        =====

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

  ^1 The  redemption  fee  ("Redemption  Fee") is charged upon any redemption of
     Fund shares occurring within one year following the issuance of such shares. The Redemption Fee is not a fee to finance sales or sales promotion expenses, but is paid to the respective Fund to defray the costs of liquidating a shareholder's investment in the Fund and discourage short-term trading of Fund shares. The Redemption Fee does not apply to shares purchased by reinvesting dividends or capital gain distributions, shares exchanged for shares of other funds of the Trust, amounts representing capital appreciation of shares, certain redemptions pursuant to a systematic withdrawal plan, certain redemptions upon death or permanent disability of the shareholder, or mandatory distribution from a tax-deferred retirement plan or IRA. See the section entitled "Redeeming Your Shares - Fees on Redemptions" for additional information regarding the applicability of the Redemption Fee.
  ^2 "Other  Expenses"  and "Total  Annual  Fund  Operating  Expenses" are based upon actual expenses incurred by the Funds for the fiscal year ended October 31, 2006, adjusted to reflect the maximum variable performance fee with respect to the Focus Fund (see footnote 3 below). The Advisor has entered into an Expense Limitation Agreement with the Funds under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Funds for certain months and to assume other expenses of the Funds, if necessary, in an amount that limits each Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, investment advisory and/or variable performance incentive fees paid to the Advisor, extraordinary expenses and payments, if any, under a Rule 12b-1 Plan) to not more than 0.45% of the average daily net assets of each of the Funds for the fiscal year ending October 31, 2007. It is expected that the Expense Limitation Agreement will continue from year-to-year, provided such continuance is approved by the Board of Trustees of the Funds. See the section entitled "Management of the Funds--Investment Advisor" for more detailed information, including more information on the Focus Fund's variable performance incentive fee.
  ^3 "Acquired Fund" means any investment company in which the Funds invest or have invested during the period. The Funds' "Acquired Fund Fees and Expenses" are based on amounts for the fiscal year ended October 31, 2006. The "Total Annual Fund Operating Expenses" will not correlate to the Funds' ratio of expenses to average net assets in the Funds' Financial Highlights, which reflects the operating expenses of the Funds and does not include "Acquired Fund Fees and Expenses." The Funds calculate the Acquired Funds' expenses using the net expense ratios reported in the Acquired Funds' most recent shareholder reports.
  ^4 Actual "Total  Annual Fund Operating  Expenses" and "Net  Expenses" for the
     Focus Fund for the fiscal year ended October 31, 2006 were 3.47% and 2.01%, respectively.

Example: This example shows you the expenses you may pay over time by investing in each of the Funds. Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Funds versus other mutual funds. The example assumes the following conditions:

     (1)  You invest $10,000 in one of the Funds for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% return each year; and
     (5)  The Funds' operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above. The Redemption Fee

(equal to 2.00% of the value of shares redeemed as described above within one year of purchase) is not included in these calculations. If that fee were included, your costs would be higher.

------------------------- ------------ ------------- ------------- -------------
         Fund                1 Year       3 Years       5 Years      10 Years
------------------------- ------------ ------------- ------------- -------------
   Focus Fund ^5,^6           $244         $1,047        $1,868       $4,004
------------------------- ------------ ------------- ------------- -------------
  Dividend Fund ^5,^6         $199         $1,141        $2,091       $4,505
------------------------- ------------ ------------- ------------- -------------

  ^5 In the table above, the one-year costs reflect the Funds' actual net expenses for the year ended October 31, 2006 under the Funds' Expense Limitation Agreement for the one-year period ending October 31, 2007. The Fund's total annual expenses for years 2 through 10 assume that the Trustees will not continue the Funds' Expense Limitation Agreement after October 31, 2007.

  ^6 In the table below, the Funds' total annual expenses for years 2 through 10 assume: (1) the Funds' total annual expenses for the fiscal year ended October 31, 2006 will continue in years 2 through 10; and (2) the Trustees will continue the Funds' Expense Limitation Agreement annually for the remainder of the 10-year period. While there is no guarantee that the Funds' Expense Limitation Agreement will be renewed from year-to-year after October 31, 2007, it is expected that the Expense Limitation Agreement will continue for that period. See the "Management of the Funds - Expense Limitation Agreement" section for more detailed information.

        -------------------- -------- --------- ---------- ----------
            Your Costs       1 Year   3 Years    5 Years   10 Years
        -------------------- -------- --------- ---------- ----------
            Focus Fund        $244      $751     $1,285     $2,746
        -------------------- -------- --------- ---------- ----------
           Dividend Fund      $199      $615     $1,057     $2,285
        -------------------- -------- --------- ---------- ----------


OTHER INVESTMENT POLICIES AND RISKS

Tilson Focus Fund

While the Focus Fund's primary focus is investment in equity securities, the Focus Fund has flexibility to invest in other types of securities when the Advisor believes they offer more attractive opportunities or as a temporary defensive measure in response to adverse market, economic, political, or other conditions, or to meet liquidity, redemption, and short-term investing needs. The Focus Fund may from time to time determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Focus Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Focus Fund may invest up to 100% of its assets in these investments. To the extent that the Focus Fund invests in money market instruments or other investment companies, shareholders of the Focus Fund would indirectly pay both the Focus Fund's expenses and the expenses relating to those other investment companies with respect to the Focus Fund's assets invested in such investment companies. To the extent the Focus Fund is invested for temporary defensive purposes, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Focus Fund may also hold U.S. government securities, repurchase agreements, money market instruments, and/or shares of other investment companies for various reasons including to provide for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for the Focus Fund's operating expenses.

Tilson Dividend Fund

As a temporary defensive measure in response to adverse market, economic, political, or other conditions or to meet liquidity, redemption, and short-term investing needs, the Dividend Fund may from time to time determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Dividend Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Dividend Fund may invest up to 100% of its assets in these investments. To the extent that the Dividend Fund invests in money market instruments or other investment companies, shareholders of the Dividend Fund would indirectly pay both the Dividend Fund's expenses and the expenses relating to those other investment companies with respect to the Dividend Fund's assets invested in such investment companies. To the extent the Dividend Fund is invested for temporary defensive purposes, it will not be pursuing and may not achieve its investment objective. Under normal circumstances however, the Dividend Fund may also hold U.S. government securities, repurchase agreements, money market instruments, and/or shares of other investment companies for various reasons including to provide for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for the Dividend Fund's operating expenses.


DISCLOSURE OF PORTFOLIO HOLDINGS

  In addition to publicly disclosing a complete schedule of the Funds' portfolio holdings as described in the Funds' Statement of Additional Information ("SAI"), the Funds and/or Advisor may, from time to time, prepare calendar quarter management report letters ("Quarterly Letters") which will typically include additional portfolio holdings information, including selective disclosure of certain of the Funds' portfolio holdings as of the end of the calendar quarter. The Funds will generally make the Quarterly Letters available to the public on the Funds' website at http://www.tilsonmutualfunds.com/ within thirty (30) days after the close of any calendar quarter for which a Quarterly Letter is prepared and such information will remain available until the earlier of the date the next Quarterly Letter is posted or the end of the next calendar quarter. To reach the Quarterly Letters, use the link "Reports and Letters to Investors" located on the left side of the Funds' home page. The Funds and/or Advisor may also send the Quarterly Letters to shareholders of the Funds and to mutual fund analysts; provided that a Quarterly Letter will not be sent to shareholders of the Funds or analysts until one day after such letter has been publicly disclosed on the Funds' website. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.

                             MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

The Funds' investment advisor is T2 Partners Management LP, 145 East 57th Street, Suite 1100, New York, New York 10022. The Advisor serves in that capacity pursuant to an investment advisory contract with the Trust on behalf of the Funds. Subject to the authority of the Board of Trustees of the Trust ("Trustees"), the Advisor provides guidance and policy direction in connection with its daily management of the Funds' assets. The Advisor is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees, and provides certain executive personnel to the Funds.

The Advisor, organized as a Delaware limited partnership, is controlled by Whitney R. Tilson and Glenn H. Tongue. The executives and members of the advisory staff of the Advisor have extensive experience in managing investments for clients, including individuals, corporations, non-taxable entities, and other business and private accounts since the Advisor was founded in 1998. The Advisor, as of January 31, 2007, has approximately $143.3 million in assets under management.

The Funds are managed primarily by Whitney R. Tilson and Glenn H. Tongue, who have overall responsibility for the day-to-day management of the Funds' portfolio and have managed the Funds since their inception. Mr. Tilson is the founder and controlling shareholder of the Advisor. Mr. Tilson has served as President of the Advisor since 1999. The Funds' SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Funds.


Advisor Compensation.

     o Focus Fund. As full compensation for the investment advisory services provided to the Focus Fund, the Advisor receives monthly compensation in the form of a variable performance-based incentive fee ("Variable Advisory Fee").

          Structure of the Variable Advisory Fee

          The Variable Advisory Fee is comprised of two separate component fees:
          (i) a fixed rate fee of 1.50% of the average daily net assets of the Focus Fund ("Fulcrum Fee") and (ii) a performance incentive fee as set forth below ("Performance Fee").

          The Performance Fee functions as an adjustment to the Fulcrum Fee and is based on the Focus Fund's performance relative to the performance of the Dow Jones Wilshire 5000 (Full Cap) Index, a broad-based, unmanaged index of 5,000 different stocks ("Wilshire 5000 Index"), over a 12-month rolling measuring period ("Measuring Period"), as such performance is calculated based on closing values of the Wilshire 5000 Index as presented by third-party pricing services authorized by the Trustees. The Measuring Period operates such that when each subsequent calendar month is added to the Measuring Period on a rolling basis, the earliest calendar month in the previous Measuring Period is dropped. For example, on April 1, 2006, the relevant Measuring Period would be from April 1, 2005 through March 31, 2006 and on May 1, 2006, the relevant Measuring Period would be from May 1, 2005 through April 30, 2006. Thus, the Performance Fee, and in turn the Variable Advisory Fee, will periodically increase or decrease depending on how well the Focus Fund performs relative to the Wilshire 5000 Index for the Measuring Period. In the event the performance information for the Wilshire 5000 Index is no longer available then a comparable index, as determined by the Trustees, shall be used.

          Calculation of the Variable Advisory Fee

          The Fulcrum Fee is calculated by multiplying 1.50% by the average net assets of the Focus Fund for the fiscal year to date divided by the number of days in the year multiplied by the number of days in the calendar month. The Performance Fee is calculated by multiplying the "Performance Adjustment Rate" (as described below) by the average daily net assets of the Focus Fund over the Measuring Period. While the Performance Fee is calculated on the 12-month Measuring Period, it is pro-rated to a monthly payment to correspond with the Focus Fund's monthly payment of the Variable Advisory Fee.

          As shown in the schedule of fee rates below, the Performance Adjustment Rate will vary with the Focus Fund's performance as compared to the performance of the Wilshire 5000 Index as published on the close of the market on the last day of the Measuring Period, with dividends reinvested, and will range from -0.45% to +0.45%. The Performance Adjustment Rate will be calculated at 4.50% of the cumulative difference between the performance of the Focus Fund and that of the Wilshire 5000 Index over the Measuring Period, except that no performance adjustment will be paid if the cumulative difference between the Focus Fund's performance and that of the Wilshire 5000 Index is +/-2.00% (over the Measuring Period). The factor of 4.50% is derived from the fact that the Advisor will achieve the maximum/ minimum Performance Adjustment Rate when the cumulative total return difference between the Focus Fund and the Wilshire 5000 Index is +/- 10.00% over the Measuring Period (i.e., 0.45% divided by 10.00% = 4.50%). To illustrate this point, if the Wilshire 5000 Index returned 5.00% over the Measuring Period, the Focus Fund would have to return at least 15.00% in order for the Advisor to receive the maximum Variable Advisory Fee of 1.95%. Conversely, if the Wilshire 5000 Index returned the same 5.00% over the Measuring Period, the Advisor would receive the minimum Variable Advisory Fee of 1.05% if the Focus Fund returned -5.00% or less. The Focus Fund will use natural rounding to two decimal places regarding performance differences and calculations of the Performance Fee.

                             SCHEDULE OF FEE RATES:
                             ---------------------

                             PERFORMANCE DIFFERENCE
                   BETWEEN FOCUS FUND AND WILSHIRE 5000 INDEX

         Absolute          Annual
         Performance       Variable
         Difference        Advisory Fee
         (%)                 (%)           Examples:
         ---                 ---           ---------
         +10.00%           1.95%
         +7.50%            1.84%           Outperformance
         +5.00%            1.73%
         +2.50%            1.61%

         -----------------------------------------------------------------------
         +2.00%            1.50%*
         +1.00%            1.50%*          No performance adjustment to
          0.00%            1.50%*          Variable Advisory Fee in this zone
         -1.00%            1.50%*          (*Fulcrum Fee)
         -2.00%            1.50%*

        ------------------------------------------------------------------------
         -2.50%            1.39%
         -5.00%            1.27%           Underperformance
         -7.50%            1.16%
         -10.00%           1.05%

          Example of Calculation of the Variable Advisory Fee

            Calculation on April 1, 2006:

            Assumes performance for the period 4/1/05 to 3/31/06 is as follows:

                           Fund:                     18.50%
                           Wilshire 5000 Index:      11.00%
                                                     -----
                                    Difference:       7.50%
                                                     =====

          On April 1, 2006, the Variable Advisory Fee calculated for the period of time from March 1, 2006 through March 31, 2006 would be the Fulcrum Fee, 1.50%, multiplied by the Focus Fund's average net assets for the fiscal year to date divided by the number of days in the year multiplied by the number of days in the most recent calendar month (March 2006), plus a Performance Fee, calculated as the Performance Adjustment Rate (i.e., 4.50% x 7.50% = 0.34%) multiplied by the Focus Fund's average net assets for the Measuring Period of April 1, 2005 to March 31, 2006 divided by the number of days in the Measuring Period multiplied by the number of days in the most recent calendar month

          (March 2006). Thus, the Variable Advisory Fee would be equal to an annualized rate of approximately 1.84% and would then be paid to the Advisor by April 15, 2006.

          In calculating the Performance Fee, the Focus Fund will calculate average daily net assets and performance of the Focus Fund over the same Measuring Period. The Focus Fund's performance over the Measuring Period will be calculated in accordance with the Securities and Exchange Commission's ("SEC's") standardized total return formula.

          Accrual of the Variable Advisory Fee

          The Variable Advisory Fee (including the Performance Fee after completion of the Initial Period) will be accrued on a daily basis against the average daily net assets of the Focus Fund. The purpose of such daily accruals is to more accurately determine the daily net asset value of the Focus Fund by estimating on a daily prorated basis the actual amount of the monthly Performance Fee. On the first business day of each calendar month, the daily accruals of the Variable Advisory Fee are then trued up or down (as appropriate) to match the actual fee earned by the Advisor.

          For the Focus Fund's fiscal year ended October 31, 2006, the Advisor voluntarily allocated advisory fees in the amount of $126,485 back to the Focus Fund in order to help offset reimbursements due from the Advisor to the Fund under the Expense Limitation Agreement.

     o Dividend Fund. As full compensation for the investment advisory services provided to the Dividend Fund, the Advisor receives monthly compensation based on the Dividend Fund's average daily net assets at the annual rate of 1.50%. For the Dividend Fund's fiscal year ended October 31, 2006, the Advisor voluntarily allocated advisory fees in the amount of $135,673 back to the Dividend Fund in order to help offset reimbursements due from the Advisor to the Fund under the Expense Limitation Agreement.

Expense Limitation Agreement. The Advisor has entered into an Expense Limitation Agreement with the Funds under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Funds for certain months and to assume other expenses of each of the Funds, if necessary, in an amount that limits "Total Annual Fund Operating Expenses" (exclusive of interest, taxes, brokerage fees and commissions, investment advisory and/or variable performance incentive fees paid to the Advisor, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 0.45% of the average daily net assets of each of the Funds for the fiscal year ending October 31, 2007. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Trustees. The Trust may terminate the Expense Limitation Agreement at any time. The Advisor may also terminate the Expense Limitation Agreement at the end of the then-current term upon not less than 90-days' notice to the Trust as set forth in the Expense Limitation Agreement.

Disclosure Regarding Approval of the Investment Advisory Contract. A discussion regarding the Trustees' basis for approving the renewal of the investment advisory contract for the Funds will be available in the Funds' semi-annual report to shareholders for the period ended April 30, 2007 when available. You may obtain a copy of this semi-annual report, free of charge, upon request to the Funds.


INVESTMENT SUB-ADVISOR

The Dividend Fund's investment sub-advisor is Centaur Capital Partners, L.P., Southlake Town Square, 1460 Main Street, Suite 234, Southlake, TX 76092, ("Sub-Advisor"). The Sub-Advisor serves in that capacity pursuant to an investment sub-advisory contract with the Advisor as approved by the Trustees. The Sub-Advisor, with oversight from the Advisor, makes day-to-day investment decisions for the Dividend Fund and selects broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees.

The Sub-Advisor, organized as a Delaware limited partnership, is controlled by Malcolm (Zeke) Ashton. The Sub-Advisor and its affiliates have experience in managing investments for clients including individuals, corporations, non-taxable entities, and other business and private accounts since 2002. The Sub-Advisor, together with its affiliates, has approximately $70 million in assets under management as of January 31, 2007.

Sub-Advisor Compensation. For its sub-advisory services to the Dividend Fund, the Sub-Advisor receives from the Advisor quarterly compensation based on the Dividend Fund's average daily net assets at the rate of 0.75% less certain of the Advisor's marketing and operating expenses, as agreed to between the Advisor and Sub-Advisor. The Sub-Advisor has also agreed to allow the Advisor to withhold from that compensation up to one -half of the Advisor's expenses under the Expense Limitation Agreement as it relates to the Dividend Fund. The Dividend Fund does not pay a direct fee to the Sub-Advisor.

PORTFOLIO MANAGEMENT

The Focus Fund is co-managed by Whitney R. Tilson and Glenn H. Tongue and the Dividend Fund, with oversight from the Advisor, is co-managed by Zeke Ashton and Matthew Richey. Background information for each of these individuals is included below. The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

Whitney R. Tilson. Mr. Tilson has owned or been a partner and managed or co-managed several investment partnerships, management companies, and funds since 1999, including the Advisor (the general partner of T2 Accredited Fund, L.P. (formerly named the Tilson Growth Fund, L.P.) and T2 Qualified Fund, LP, both domestic private investment partnerships), T2 Accredited Fund, L.P., T2 Qualified Fund, LP, the Tilson Offshore Fund, Ltd. (a Cayman mutual fund),

Tilson Offshore Partners, LLC (the general partner of the Tilson Offshore Fund, Ltd.), Tilson Capital Management, LP (an investment management company), Tilson Capital Management, LLC (owner of Tilson Capital Management, LP), Tilson Venture Fund, LP (a venture capital fund), and Tilson Venture Capital Partners, LLC (the general partner of the Tilson Venture Fund, LP).

Mr. Tilson has written a column on value investing for The Motley Fool web site, a media company based in Alexandria, Virginia that specializes in investing and personal finance, since 1999. He has also written for the web site, TheStreet.com, teaches financial statement analysis and business valuation for The Dickie Group, and has been a guest on the television shows Lou Dobbs Moneyline and Wall $treet Week with Fortune. Mr. Tilson serves on the board of Cutter & Buck (Nasdaq: CBUK), a maker of golf and casual apparel.

Prior to 1999, Mr. Tilson co-founded and served as executive director of the Initiative for a Competitive Inner City, a national, not-for-profit organization founded in 1994 to spark new thinking about the business potential of inner cities, thereby creating jobs and wealth for inner-city residents. Mr. Tilson also led the effort to create ICV Partners, a national for-profit private equity fund aimed at minority-owned and inner-city businesses that raised over $130 million. Mr. Tilson was a founding member of Teach for America, the national teacher corps, and spent two years as a consultant at The Boston Consulting Group with a focus on pharmaceuticals and health care.

Mr. Tilson received an MBA with High Distinction from the Harvard Business School, where he was elected a Baker Scholar (top 5% of class) and graduated magna cum laude from Harvard College, with a bachelor's degree in Government. Mr. Tilson serves on the Board of the US arm of the Addis Ababa (Ethiopia) Fistula Hospital and is Vice Chairman of the Board of KIPP Academy, a charter school in the Bronx. He lives in New York, New York.


Glenn H. Tongue. Mr. Tongue is a general partner and co-manager of the Advisor and is the co-manager of the T2 Accredited Fund, L.P., Tilson Offshore Fund, Ltd. and T2 Qualified Fund, LP. Prior to becoming a general partner and co-manager of the Advisor on April 1, 2004, Mr. Tongue spent 17 years working on Wall Street, most recently as an investment banker at UBS, where he was a Managing Director and Head of Acquisition Finance. Before joining UBS, Mr. Tongue worked at Donaldson, Lufkin and Jenrette ("DLJ") for 13 years, the last three of which he served as the President of DLJdirect, an on-line brokerage firm. During his tenure there, he oversaw both DLJdirect's IPO and ultimate sale. Prior to DLJdirect, Mr. Tongue was a Managing Director in the Investment Bank at DLJ, where he worked on over 100 transactions aggregating more than $40 billion. Before working on Wall Street, Mr. Tongue managed sales, marketing, and certain operations at Blonder-Tongue, Inc., a manufacturer of pay television and cable television distribution equipment.

Mr. Tongue received an MBA with Distinction from the Wharton School of Business and received a Bachelor of Science in Electrical Engineering and Computer Science from Princeton University. He serves of the Board of All Souls School, an early childhood educational facility, and lives in New York, New York.

Zeke Ashton. Mr. Ashton is the founder, managing partner, and a portfolio manager of the Sub-Advisor. Prior to founding the Sub-Advisor and its affiliated advisor entity in 2002, Mr. Ashton served as the general partner and portfolio manager of Centaur Investments, LP, a private investment partnership, from its inception in November 1999 and was employed as an investment analyst for The Motley Fool ("TMF"). While at TMF, Mr. Ashton developed and produced investing seminars, subscription investing newsletters, and stock research reports in addition to writing online investing articles. Mr. Ashton also wrote investment columns with an emphasis on value investing for TMF on a free-lance basis.

Prior to his work at TMF, Mr. Ashton was employed as a senior analyst and project manager in the Zurich, Switzerland office of Infinity Systems, where he provided financial system consulting to Swiss regional and private banks. From 1995 to 1999, Mr. Ashton was employed as a senior analyst and project manager for Wall Street Systems, a New York-based treasury and risk management software company. In this role Mr. Ashton provided consulting services to various clients in Germany, Italy, and the United Kingdom. Mr. Ashton graduated from Austin College in Sherman, Texas in 1995 with degrees in Economics and German.

Matthew Richey. Mr. Richey is a portfolio manager with the Sub-Advisor. Prior to joining the Sub-Advisor in October 2003, Mr. Richey was employed as an investment analyst with a focus on small-cap value stocks for TMF. From March 2002 to September 2003, Mr. Richey wrote stock research reports for TMF print newsletters; co-led an online investing seminar on the subject of when to sell stocks; and, in total, wrote more than 150 online-published articles. Mr. Richey also wrote a monthly freelance investment column for TMF. In an earlier capacity at TMF, from February 1999 to May 2001, Mr. Richey worked with TMF in developing educational online investing content on topics such as the importance of competitive advantage, balance sheet strength, and the superiority of free cash flow over earnings. From June of 2001 through March of 2002, Mr. Richey worked briefly for America Online as a marketing analyst and for the Aegis Value Fund as an independent contractor. Mr. Richey graduated summa cum laude from the University of Tennessee in 1998, with a Bachelor of Science degree in Finance.


BOARD OF TRUSTEES

Each of the Funds is a series of the Trust, an open-end management investment company which was organized as a Delaware statutory trust on April 23, 2004. The Trustees supervise the operations of the Funds according to applicable state and federal law, and are responsible for the overall management of the Funds' business affairs.


ADMINISTRATOR

The Nottingham Company ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Funds, coordinates the services of each vendor to the Funds, and provides the Funds with certain administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide services to the Funds.


TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the transfer agent and dividend-disbursing agent of the Funds. As indicated later in the section of this Prospectus, "Investing in the Funds," the Transfer Agent will handle your orders to purchase and redeem shares of the Funds and will disburse dividends paid by the Funds.


DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Funds' shares and serves as the Funds' exclusive agent for the distribution of the Funds' shares. The Distributor may sell the Funds' shares to or through qualified securities dealers or others.

Other Expenses. In addition to the investment advisory fees, the Funds pay all expenses not assumed by the Funds' Advisor, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Funds, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.


                             INVESTING IN THE FUNDS
                             ----------------------
MINIMUM INVESTMENT

The Funds' shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Funds. The minimum initial investment is $2,500 ($1,000 under an automatic investment plan) and the minimum additional investment is $100 ($50 under an automatic investment plan). Each of the Funds may, in the Advisor's or Sub-Advisor's (in the case of the Dividend Fund) sole discretion, accept certain accounts with less than the minimum investment.

PURCHASE AND REDEMPTION PRICE

Determining a Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value ("NAV") after an order is received, subject to the order being accepted by the Fund in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. A Fund's NAV per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of that Fund. To the extent that any of the Funds hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares, the NAVs of the Funds' shares may change on days when shareholders will not be able to purchase or redeem the Funds' shares. The NAV per share of each of the Funds is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Funds do not calculate NAV on business holidays when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of the Funds' total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Funds normally use third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds' normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap or foreign stock or a bond, is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's NAV calculation; or (iv) an event occurs after the close of the exchange on which the security is principally traded that is likely to have changed the value of the security before the NAV is calculated (generally applicable to foreign securities). Pursuant to policies adopted by the Trustees, the Advisors consult with the Administrator on a regular basis regarding the need for fair value pricing. The Advisors are responsible for notifying the Trustees (or the Trust's Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Funds' policies regarding fair value pricing are intended to result in a calculation of each Fund's NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Funds' normal pricing procedures. If such fair value price differs from the price that would have been determined using the Funds' normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Funds' normal pricing procedures. The performance of the Funds may also be affected if a portfolio security's fair value price were to differ from the security's price using the Funds' normal pricing procedures. The Funds may also be unable to receive the portfolio security's fair value if the Funds should sell the securities. The Trustees monitor and evaluate the Funds' use of fair value pricing, and periodically review the results of any fair valuation under the Funds' policies.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for each of the Funds. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after tenders. Each of the Funds may suspend redemption, if permitted by the Investment Company Act of 1940, as amended ("1940 Act"), for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of each of the Funds' shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement.


BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

You may buy or sell shares of the Funds through a financial intermediary (such as a financial planner or advisor). To buy or sell shares at the NAV of any given day, your financial intermediary must receive your order before the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation, and money to the Funds on time. Your financial intermediary may charge additional transaction fees for its services.

Certain financial intermediaries have agreements with the Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the Funds by the time they price their shares on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.


PURCHASING SHARES

Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of each Fund. Orders will be deemed to have been received by the Fund when an authorized broker, or broker authorized designee, receives the order, subject to the order being accepted by the Fund in good form. The orders will be priced at the particular Fund's NAV next computed after the orders are received by the authorized broker, or broker authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Regular  Mail  Orders.  Payment  for  shares  must be made by check  from a U.S.
financial institution and payable in U.S. dollars. Cash, money orders, and traveler's checks will not be accepted by the Funds. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The particular Fund(s) will charge a $35 fee and may redeem shares of the Fund(s) owned by the purchaser or another identically registered account in another series of the Trust to recover any such losses. For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to the applicable Fund, to:

                    Tilson Funds
                    c/o NC Shareholder Services
                    116 South Franklin Street
                    Post Office Box 4365
                    Rocky Mount, North Carolina  27803-0365

Please remember to add a reference to the applicable Fund to your check to ensure proper credit to your account. The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for a SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN and TIN are met.

Bank Wire Purchases. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Funds at 1-888-4TILSON (1-888-484-5766) for wire instructions and to advise the Funds of the investment, dollar amount, and the account identification number.

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $100. Before adding funds by bank wire, please call the Funds at 1-888-4TILSON (1-888-484-5766) for wire instructions and to advise the Funds of the investment, dollar amount, and the account identification number. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Purchases In Kind. The Advisor generally will not allow purchases in kind, but under exceptional circumstances the Advisor may allow the purchase of shares of the Funds with securities that are eligible for purchase by the Funds (consistent with that particular Fund's investment restrictions, policies, and goals) and that have a value that is readily ascertainable in accordance with the particular Fund's valuation policies. To ascertain whether your securities will qualify to be accepted as a purchase in kind for a particular Fund, please contact the Advisor at 1-888-4TILSON (1-888-484-5766). If accepted, the securities will be valued using the same criteria and methods for valuing securities to compute that particular Fund's NAV.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the respective Fund(s) will automatically charge the shareholder's checking account for the amount specified ($50 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the appropriate Fund.

Exchange Feature. You may exchange shares of any of the Tilson Funds for shares of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Shares may be exchanged for shares of any other series of the Trust at the NAV. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Stock Certificates. The Funds normally do not issue stock certificates. Evidence of ownership of shares is provided through entry in each Fund's share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Funds are required to obtain, verify, and record information to enable the Funds to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the appropriate Fund(s) will ask for the investor's name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow a Fund to identify the investor. A Fund may also ask to see the investor's driver's license or other identifying documents. An investor's account application will not be considered "complete" and, therefore, an account will not be opened and the investor's money will not be invested until the Fund receives this required information. In addition, if after opening the investor's account the Fund is unable to verify the investor's identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor's identity is verified; and (ii) close the investor's account without notice and return the investor's redemption proceeds to the investor. If the Fund closes an investor's account because the Fund was unable to verify the investor's identity, the Fund will value the account in accordance with the Fund's next NAV calculated after the investor's account is closed. In that case, the investor's redemption proceeds may be worth more or less than the investor's original investment. The Fund will not be responsible for any losses incurred due to the Fund's inability to verify the identity of any investor opening an account.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

                      Tilson Funds
                      c/o NC Shareholder Services
                      116 South Franklin Street
                      Post Office Box 4365
                      Rocky Mount, North Carolina 27803-0365

Regular mail redemption requests should include the following:

     (1) Your letter of instruction specifying the applicable Fund, account number and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

     (2) Any required signature  guarantees (see "Signature  Guarantees" below);
         and

     (3) Other supporting  legal documents,  if required in the case of estates,
         trusts,  guardianships,   custodianships,  corporations,  partnerships,
         pension or profit sharing plans, and other entities.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. The Funds may delay forwarding a redemption check for recently purchased shares while the Funds determine whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Funds by telephone. You may also redeem shares by bank wire under certain limited conditions. Each of the Funds will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

Each of the Funds may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include the following:

         (1)  Name of Fund;
         (2)  Shareholder(s)  name and account  number;
         (3)  Number of shares or dollar amount to be redeemed;
         (4)  Instructions  for  transmittal  of  redemption   proceeds  to  the
              shareholder; and
         (5)  Shareholder(s)   signature(s)   as   it/they   appear(s)   on  the
              application then on file with the Funds.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds cannot be wired on days in which your financial institution is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Funds. See "Signature Guarantees" below.

Each of the Funds, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Funds' custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Funds, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Funds at 1-888-4TILSON (1-888-484-5766). Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Funds. Telephone redemption privileges authorize the Funds to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Funds to be genuine. Each of the Funds will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Funds will not be liable for any losses due to fraudulent or unauthorized instructions. The Funds will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of one or more of the Funds valued at $2,500 or more at the current offering price may establish a systematic withdrawal plan ("Systematic Withdrawal Plan") to receive a monthly or quarterly check in a stated amount (not less than $50). Each month or quarter, as specified, the particular Fund(s) will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Funds or paid in cash. Call or write the Funds for an application form.

Fees on Redemptions. As explained under "Fees and Expenses of the Funds," the Funds charge a Redemption Fee of 2.00% of the amount redeemed on redemptions of Fund shares occurring within one year following the issuance of such shares. The Redemption Fee is not a fee to finance sales or sales promotion expenses, but is paid to the particular Fund to defray the costs of liquidating a shareholder's investment in the Funds and to discourage short-term trading of Fund shares. However, no Redemption Fee will be imposed in the following cases:

        o Redemption of shares purchased through reinvestment of dividends or capital gains distributions;
        o Redemption of shares exchanged for shares of other funds of the Trust;

        o   Amounts representing capital appreciation of shares;
        o Redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 20% per year of a shareholder's account value based on the value of the account at the time the Systematic Withdrawal Plan is established or modified, provided all dividends and distributions are reinvested;
        o   Redemptions of shares to pay fund or account fees;
        o Redemption of shares upon the death or permanent disability of the shareholder. This exemption is available only for shares held at the time of death or initial determination of permanent disability and provided the Fund is notified of the requested exemption at the time of the redemption request; or
        o Mandatory distributions from a tax-deferred retirement plan or IRA. This exemption is available only if the Fund is notified of the requested exemption at the time of the redemption request.

In determining whether a Redemption Fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of shares held by the shareholder for the longest period of time. If shares are held and subsequently redeemed through an omnibus account, the financial intermediary that places the trade with the Fund will be responsible for determining the amount of the Redemption Fee for each respective sale of Fund shares and for the collection of such fees, if any.

Minimum Account Size. The Trustees reserve the right to redeem involuntarily any account having a NAV of less than $2,500 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days' prior written notice. If the shareholder brings his account NAV up to at least $2,500 during the notice period, the account will not be redeemed. Redemptions from retirement accounts may be subject to federal income tax. Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.

Redemptions In Kind. The Funds do not intend, under normal circumstances, to redeem their shares by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the particular Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's NAV per share. Shareholders receiving them may incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Funds must pay redemptions in cash, rather than in kind, to any shareholder of record of that Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of that Fund's NAV at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund's election.

Signature Guarantees. To protect your account and the Funds from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (1) change of registration requests; (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (3) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (4) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Miscellaneous. The Funds reserve the right to (i) refuse to accept any request to purchase shares of the Funds for any reason; (ii) suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared; or (iii) suspend their offering of shares at any time.


FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions ("Frequent Trading") of shares of the Funds may present a number of risks to other shareholders of the Funds. These risks may include, among other things, dilution in the value of shares of the particular Fund held by long-term shareholders, interference with the efficient management by the Advisor of that Fund's portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for a Fund's portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, a Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Funds may face unfavorable impacts as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries as sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions or changes in interest rates may create unfavorable market prices for fixed income securities. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Funds.

The Trustees have adopted a policy with respect to Frequent Trading that is intended to discourage such activity by shareholders of the Funds. The Funds do not accommodate Frequent Trading. Under the adopted policy, the Transfer Agent provides a daily record of shareholder trades to the Advisor (Advisors in the case of the Dividend Fund). The Transfer Agent also monitors and tests shareholder purchase and redemption orders for possible incidents of Frequent Trading. The Advisors have the discretion to limit investments from an investor that the Advisors believe has a pattern of Frequent Trading that the Advisors consider not to be in the best interests of the other shareholders in the respective Fund by that Fund's refusal to accept further purchase and/or exchange orders from such investor. The Funds' policy regarding Frequent Trading is to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days having a redemption amount within ten percent of the purchase amount and greater than $10,000 on two or more occasions during a 60 calendar day period.

In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in that Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

The Advisors intend to apply this policy uniformly, except that the Funds may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks ("Intermediary Accounts"). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to that Fund. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being known to that Fund. Accordingly, the ability of the Funds to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Funds could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. In addition, the policy will not apply if the Advisors determine that a purchase and redemption pattern does not constitute Frequent Trading activity, such as inadvertent errors that result in frequent purchases and redemptions. Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in a Fund and redeems immediately after recognizing the error). The investor shall have the burden of proving to the sole satisfaction of the Advisors that a frequent purchase and redemption pattern was a result of an inadvertent error. In such a case, the Advisors may choose to accept further purchase and/or exchange orders from such investor account. In addition, the Funds may charge a Redemption Fee on redemptions of Fund shares occurring within one year of the issuance of such shares. The fee is intended to defray the costs of liquidating a shareholder's investment in the Funds and to discourage the short-term trading of Fund shares. See the section entitled "Redeeming Your Shares - Fees on Redemptions" for additional information on the Redemption Fee.


                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Funds.

The Funds will distribute most of their income and realized gains to their shareholders every year. Income dividends paid by the Funds derived from net investment income, if any, will generally be paid monthly or quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Funds will not be taxed on amounts they distribute, shareholders will generally be taxed on distributions paid by the Funds, regardless of whether distributions are received in cash or are reinvested in additional Fund shares.

Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2006) for all taxable distributions payable to shareholders who fail to provide a Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.


FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand the financial performance of each of the Funds since their inception on March 16, 2005. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Funds. The financial data have been audited by Briggs, Bunting & Dougherty, LLP, an independent registered public accounting firm, whose report covering such periods is incorporated by reference into the SAI. This information should be read in conjunction with the Funds' latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, copies of which may be obtained at no charge by calling the Funds. Further information about the performance of the Funds is contained in the Annual Reports of the Funds, copies of which may also be obtained at no charge by calling the Funds at 1-888-4TILSON (1-888-484-5766).

                                TILSON FOCUS FUND
                                -----------------

                    (For a Share Outstanding Throughout Each Period)

================================================================================
                                                 Year ended        Period ended
                                             October 31, 2006   October 31, 2005
                                                                      (a)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $9.79           $10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
 Net investment loss                                 (0.09)           (0.06)
 Net realized and unrealized gain/(loss) on
 securities and foreign currency translations         2.98            (0.15)
                                                      ----            -----

   Total from Investment Operations                   2.89            (0.21)
                                                      ----            -----
--------------------------------------------------------------------------------
Distributions to shareholders from
 Capital gains                                       (0.08)            0.00
                                                      ----             ----
--------------------------------------------------------------------------------
Paid in Capital from
 Redemption fees                                      0.01             0.00  (b)
                                                      ----             ----
--------------------------------------------------------------------------------
 Net Asset Value, End of Period                     $12.61            $9.79
                                                    ======            =====
--------------------------------------------------------------------------------
Total Return                                         29.74%           (2.10)%(c)
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Net Assets, End of Period (in thousands)           $11,290           $6,274
 Net Assets for the Period (in thousands)           $ 8,663           $4,558
--------------------------------------------------------------------------------
 Ratio of Gross Expenses to Average Net Assets (e)    3.47%            6.22% (d)
 Ratio of Net Expenses to Average Net Assets (e)      2.01%            1.95% (d)
 Ratio of Net Investment Loss to Average Net
 Assets                                              (0.97)%          (1.33)%(d)
--------------------------------------------------------------------------------
   Portfolio Turnover Rate                           84.67%           79.96%
================================================================================

(a) For the period from March 16, 2005 (date of initial public investment) to October 31, 2005.
(b)  Actual amount is less than $0.01 per share.
(c)  Not annualized.
(d)  Annualized.
(e) The expense ratios listed above reflect total expenses prior to any reimbursements (gross expense ratio) and after any reimbursements (net expense ratio).

                              TILSON DIVIDEND FUND
                              --------------------

                    (For a Share Outstanding Throughout Each Period)

================================================================================
                                                 Year ended        Period ended
                                             October 31, 2006   October 31, 2005
                                                                      (a)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $10.32           $10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
 Net investment loss                                  0.04            (0.01)
 Net realized and unrealized gain/(loss) on
 securities and foreign currency translations         2.25            (0.33)
                                                      ----            -----
  Total from Investment Operations                    2.29            (0.32)
                                                      ----            -----
--------------------------------------------------------------------------------
Paid in Capital from
 Redemption fees                                      0.00 (b)         0.00
                                                      ----             ----
--------------------------------------------------------------------------------
 Net Asset Value, End of Period                     $12.61           $10.32
                                                    ======           ======
--------------------------------------------------------------------------------
Total Return                                         22.19%            3.20)%(c)
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Net Assets, End of Period (in thousands)            $6,650           $3,835
 Net Assets for the Period (in thousands)            $5,238           $2,559
--------------------------------------------------------------------------------
 Ratio of Gross Expenses to Average Net Assets (e)    4.54%            6.22% (d)
 Ratio of Net Expenses to Average Net Assets (e)      1.95%            1.95% (d)
 Ratio of Net Investment Loss to Average Net
 Assets                                               0.39%           (0.14)%(d)
--------------------------------------------------------------------------------
   Portfolio Turnover Rate                           99.10%           31.13%
================================================================================

(a) For the period from March 16, 2005 (date of initial public investment) to October 31, 2005.
(b)  Actual  amount is less than $0.01 per share.
(c)  Not annualized.
(d)  Annualized.
(e) The expense ratios listed above reflect total expenses prior to any reimbursements (gross expense ratio) and after any reimbursements (net expense ratio).

                             ADDITIONAL INFORMATION


________________________________________________________________________________

                                TILSON FOCUS FUND
                              TILSON DIVIDEND FUND
________________________________________________________________________________

Additional information about the Funds is available in the Funds' SAI, which is incorporated by reference into this Prospectus. Additional information about the Funds' investments is available in the Funds' Annual and Semi-annual Reports to shareholders. The Funds' Annual Reports will include a discussion of market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Funds or make shareholder inquiries) as follows:

         By telephone:              1-888-4TILSON
                                    (1-888-484-5766)

         By mail:                   Tilson Funds
                                    c/o NC Shareholder Services
                                    116 South Franklin Street
                                    Post Office Box 4365
                                    Rocky Mount, North Carolina  27803-0365

         By e-mail:                 info@nottinghamco.com

         On the Internet:           www.nottinghamco.com

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


                      Investment Company Act file number 811-21606